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                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Environmental Tectonics Corporation (the "Company") for the fiscal quarter ended May 27, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William F. Mitchell, as Chief Executive Officer of the Company, and Duane D. Deaner, as Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                    /s/ William F. Mitchell
                                    ------------------------------------
                                        William F. Mitchell
                                        Chief Executive Officer


                                    /s/ Duane D. Deaner
                                    -----------------------------------
                                         Duane D. Deaner
                                        Chief Financial Officer

                                        July 11, 2005


         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed to be filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.